SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2003

MARIMBA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25683	77-0422318

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Clyde Avenue, Mountain View, California	94043

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 930-5282

None.

(Former Name or Former Address, If Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 29, 2003.

ITEM 9.	REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12—RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The information furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference into any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 29, 2003, Marimba, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003 and will be holding a conference call regarding those financial results. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marimba, Inc. (Registrant)

Date:	April 29, 2003	By:	/s/ ANDREW CHMYZ
Andrew Chmyz Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 29, 2003.